                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 8, 1997
                                                        ---------------


                    TRANS WORLD ENTERTAINMENT CORPORATION
                    -------------------------------------
            (Exact name of registrant as specified in its charter)


           NEW YORK                    0-14818               14-1541629
           --------                    -------               ----------
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)         Number)        Identification Number)


  38 Corporate Circle, Albany, New York                      12203
  -------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (518) 452-1242
                                                        --------------


                                     N/A
                                     ---
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.
-------  -------------

The registrant announced that on October 8, 1997, it closed on the acquisition of Strawberries, a privately-held specialty retailer of pre-recorded music and video. The Company acquired substantially all of Strawberries' assets, including merchandise inventory, fixed and other assets. The Company will operate Strawberries stores at 90 freestanding and strip center locations which are primarily located in the New England and Washington, D.C. markets. The registrant published a series of press releases announcing the progress of the acquisition, the full text of which are filed as Exhibits 99.1, 99.2 and
99.3 hereto.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------


         c)        Exhibits                                           Page No.
                   --------                                           --------
                   99.1 Press release, dated August 8, 1997 issued by Trans World Entertainment Corporation

                   99.2 Press release, dated October 1, 1997 issued by Trans World Entertainment Corporation

                   99.3 Press release, dated October 9, 1997 issued by Trans World Entertainment Corporation


                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TRANS WORLD ENTERTAINMENT CORPORATION

October 13, 1997          By: /s/ ROBERT J. HIGGINS
                          -------------------------
                          Robert J. Higgins
                          Chairman, President and Chief Executive Officer
                          (Principal Executive Officer)

October 13, 1997          By: /s/ JOHN J. SULLIVAN
                          ------------------------
                          John J. Sullivan
                          Senior Vice President-Finance
                          and Chief Financial Officer
                          (Principal Financial Officer)